May 28, 2010

Supplement

SUPPLEMENT DATED MAY 28, 2010 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY LIQUID ASSET FUND
Dated December 31, 2009

The Securities and Exchange Commission ("SEC") recently adopted new rules and amendments to existing rules governing money market funds. The following changes to the Statement of Additional Information ("SAI") of Morgan Stanley Liquid Asset Fund (the "Fund") are made in order to comply with those revisions.

The ninth paragraph of the section of the Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares — B. Offering Price" is hereby deleted and replaced with:

Also, as required by the Rule, the Fund will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 3% in the aggregate of the Fund's total assets in all such securities, (ii) no more than the greater of 0.5% of total assets in the securities of any one issuer and (iii) the remaining maturity of any such securities must be 45 days or less.

The second and third sentences of the tenth paragraph of the section of the Fund's SAI entitled "VIII. Purchase, Redemption and Pricing of Shares — B. Offering Price" are hereby deleted and replaced with:

The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 60 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 60 days, the Fund will invest its available cash in such a manner as to reduce such maturity to 60 days or less a soon as is reasonably practicable.

The seventh sentence of the second paragraph of the section of the Fund's SAI entitled "II. Description of the Fund and its Investments and Risks — B. Investment Strategies and Risks — Repurchase Agreements" is hereby deleted and replaced with:

The Fund will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 5% of its net assets.

The second sentence of the second paragraph of the section of the Fund's SAI entitled "II. Description of the Fund and its Investments and Risks — B. Investment Strategies and Risks — Private Placements and Restricted Securities" is hereby deleted and replaced with:

If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 5% of the Fund's net assets as more fully described under "Fund Policies/Investment Restrictions" below.

The third paragraph under the Fund's non-fundamental policies listed in the section of the Fund's SAI entitled "II. Description of the Fund and its Investments and Risks — C. Fund Policies/Investment Restrictions" is hereby deleted and replaced with:

3. Invest more than 5% of its net assets or such other amount as may be permitted by SEC guidelines in illiquid securities, including restricted securities that have been deemed illiquid.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.